LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS LISTED IN SCHEDULE A

The following information supplements the Summary Prospectus, Prospectus and Statement of Additional Information of each fund listed in Schedule A:

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) will become a subadviser, and QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) will cease to be a subadviser, to the portfolio. The same portfolio managers will continue to serve the portfolio. QS Investors and QS LMGAA are wholly-owned subsidiaries of Legg Mason, Inc. As of December 31, 2015, QS Investors had assets under management of approximately $23.7 billion, representing the combined assets of QS Investors, QS LMGAA and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”). QS LMGAA and QS Batterymarch will be combined with QS Investors as of April 1, 2016.

Legg Mason Partners Fund Advisor, LLC will remain the portfolio’s investment manager, and Western Asset Management Company will remain a subadviser to the portfolio.

Effective April 1, 2016, the names of each of the funds listed in Schedule A will change as set forth below:

Current Name	New Name
Legg Mason Partners Variable Equity Trust
QS Legg Mason Variable Conservative Growth	QS Variable Conservative Growth
QS Legg Mason Variable Growth	QS Variable Growth
QS Legg Mason Variable Moderate Growth	QS Variable Moderate Growth

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and Statement of Additional Information
Legg Mason Partners Variable Equity Trust
QS Legg Mason Variable Conservative Growth	May 1, 2015
QS Legg Mason Variable Growth	May 1, 2015
QS Legg Mason Variable Moderate Growth	May 1, 2015

Please retain this supplement for future reference.

QSIN231968